UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2020

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On February 11, 2020, SPX FLOW, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding organic revenue decline, defined as net revenue decline excluding the effects of foreign currency fluctuations. Such amounts, for purposes of this reconciliation, include revenues from continuing operations only. The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance because excluding the effects of currency fluctuations, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.
The press release also contains disclosure regarding (i) net debt, defined as total debt net of cash and cash equivalents, and (ii) adjusted net debt, defined as net debt less debt outstanding under a purchase card program. Such amounts, for purposes of these reconciliations, include balances related to both continuing and discontinued operations. The Company views these measures, when read in conjunction with their comparable GAAP amount, as giving investors useful tools to assess the financial health and leverage of the Company. Additionally, the Company’s management uses these metrics as a measure of the Company’s leverage and net leverage (with net leverage defined by the Company’s credit facility).
The press release also contains disclosure regarding free cash flow from operations, defined as net cash from operations reduced by cash paid for capital expenditures. Amounts for the 2019 and 2018 periods relate to both continuing and discontinued operations, and amounts for 2020 guidance relate to continuing operations only. The Company’s management believes that free cash flow from operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since the measure provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. In addition, although the use of free cash flow from operations is limited by the fact that the measure can exclude certain cash items within management’s discretion, free cash flow from operations is a factor used by the Company’s management in internal evaluations of the overall performance of its business.
In the three and twelve months ended December 31, 2019, we recognized:
(i)asset impairment charges of $0.4 million and $11.2 million, respectively, which resulted primarily from management’s decision to market a corporate asset for sale as described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10K as of December 31, 2019 and for the year then ended,
(ii)certain restructuring and other related charges of $2.2 million and $8.1 million, respectively, as described substantially in Note 8 to our consolidated financial statements and which primarily related to cost productivity initiatives,
(iii)charges and fees of $5.9 million and $11.5 million, respectively, associated with strategic actions, including the further development of the Company’s enterprise strategy and long-term growth plans,
(iv)mark-to-market pension adjustments of $4.6 million and $4.8 million, respectively, related primarily to the recognition to earnings in the fourth quarter of each year of changes in the fair value of plan assets and actuarial gains and losses of our defined benefit pension plans as well as certain domestic nonqualified pension and postretirement plans, classified as a component of “Other Income (Expense)” and as described in Note 11 to our consolidated financial statements,
(v)gains of $0 and $7.8 million, respectively, classified as a component of “Other Income (Expense)”, related to an increase in the fair value (net asset value) of an investment in an equity security and as described in Note 17 to our consolidated financial statements,
(vi)certain foreign exchange losses of $1.1 million and $1.9 million, respectively, classified as a component of “Other Income (Expense)”, related to the effect of the devaluation of the Angolan Kwanza against the U.S. dollar during the periods and the impact of that devaluation on certain Kwanza-denominated cash and cash equivalents held by the Company, and
(vii)certain discrete income tax charges (benefits) recognized in the three and twelve month periods that are described further in Note 12 to the consolidated financial statements.

To aid investors who seek comparability period-to-period, the Company, in the press release and related schedules incorporated by reference into this Item 2.02, adjusted certain metrics to exclude the above items, as well as the results of discontinued operations for certain of the adjusted metrics. These metrics include disclosure of:
(i)adjusted operating income, which is defined as operating income excluding (i) asset impairment charges, (ii) certain restructuring and other related charges, and (iii) charges and fees associated with strategic actions, each as described above and each of which is presented on a continuing operations basis only, for purposes of this adjusted operating income reconciliation;
(ii)EBITDA, which is defined as net income (loss) attributable to SPX FLOW, Inc. excluding income tax provision (benefit), net interest expense, and depreciation and amortization, each of which includes the results of both continuing and discontinued operations, for purposes of this EBITDA reconciliation;
(iii)adjusted EBITDA, which is defined as EBITDA excluding (i) asset impairment charges, (ii) certain restructuring and other related charges, (iii) charges and fees associated with strategic actions, (iv) mark-to-market pension adjustments, (v) fair value adjustments related to an equity investment, and (vi) certain foreign exchange losses, each as described above and each of which is presented on a continuing operations basis only, for purposes of this adjusted EBITDA reconciliation;
(iv)adjusted diluted earnings per share (“EPS”) from continuing operations, which is defined as diluted EPS from continuing operations attributable to SPX FLOW, Inc., excluding the dilutive EPS effects of each of the items noted in item (iii) above, on a net of tax basis, and also excluding the dilutive EPS effects of other tax charges (benefits), each as described above.
The Company views each of the above measures, when read in conjunction with its comparable GAAP number or amount, as giving investors a useful tool to assess the health and prospects of the Company. Additionally, the Company’s management uses each of these adjusted metrics as a measure of the Company’s performance.
None of the non-GAAP measures described above is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), and such measures should not be considered a substitute for, and should be used in combination with, the GAAP number or amount from which each is reconciled. Non-GAAP measures used by the Company may not be comparable to similarly titled measures reported by other companies.
Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers or amounts referred to above, and for the reconciliations of these numbers or amounts from their respective most comparable GAAP measures.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated February 11, 2020, furnished solely pursuant to Item 2.02 of Form 8-K.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: February 11, 2020	By:	/s/ Jaime M. Easley
Jaime M. Easley
Vice President, Chief Financial Officer and Chief Accounting Officer